Income Taxes - Reconciliation of Effective Income Tax Rate (Details)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Effective Income Tax Rate Reconciliation, Percent [Abstract]
Net operating loss	34.00%	34.00%
Meals and entertainment	0.00%	1.00%
Rate reduction due to the TCJA	(49.20%)	0.10%
Net operating loss reduction due to IRC 382	203.30%	0.00%
Change in valuation allowance	218.50%	33.90%
Effective income tax rate	0.00%	0.00%